                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities.............. 10
Statement of Operations.......................... 11
Statement of Changes in Net Assets............... 12
Financial Highlights............................. 13
Notes to Financial Statements.................... 14
Report of Independent Accountants................ 17
Dividend Reinvestment Plan....................... 18

VIC ANR 12/97

                             LETTER TO SHAREHOLDERS
December 4, 1997

Dear Shareholder,
    In the past year, we have been
participants in and witnesses to two
mergers that we believe have positioned
our company at the forefront of the                     [PHOTO]
financial industry's evolution. Our
latest announcement continues our
forward progress. I am pleased to
announce that Philip N. Duff, formerly
the chief financial officer of           DENNIS J. MCDONNELL AND DON G. POWELL
Morgan Stanley, has joined Van Kampen
American Capital as president and chief
executive officer. I will continue as
chairman of the firm. Together, we will continue to work to the benefit of our fund shareholders as Van Kampen American Capital advances toward the next century.

ECONOMIC REVIEW

    The last quarter of 1996 brought renewed strength and rumblings of inflation, which continued to feed investors' uncertainties about the direction of interest rates. This was reflected in the volatility of taxable yields, with the 30-year Treasury ranging from a high of 6.70 percent to a low of 6.35 percent, and ending the period at 6.64 percent.
    The bond market advanced in price during the first 10 months of 1997, but its ascension was not a smooth ride. Bond prices fell early in the period as economic growth soared, fueling concerns about rising inflation and a potential interest rate hike by the Federal Reserve Board. When the Fed did raise interest rates by a modest 0.25 percent in late March, bond prices fell further, sending the yield of the 30-year U.S. Treasury bond above 7.0 percent for the first time in six months. By mid-April, however, the market's mood had changed, reflecting few signs of price pressures despite the economy's strength. Bonds also benefited from continued heavy purchases by foreign investors and concerns that the stock market rally was nearing an end. The 7.0 percent slump in the Dow Jones Industrial Average on October 27 reinforced the benefit of owning bonds for diversification. By the end of October, the yield on the 30-year Treasury bond was near its lowest level in 20 months, at 6.15 percent.
    Throughout 1997, municipal bond prices moved in the same direction as the Treasury bond market, but gained less when Treasury prices rallied and lost less when Treasuries fell. Between December 31, 1996 and October 31, 1997, the yield on the long-term municipal revenue bond index fell 36 basis points as the yield on the 30-year Treasury bond fell 48 basis points. Because yields move in the opposite direction of prices, the smaller yield decline of municipal bonds indicates that their prices did not rise as much as Treasuries.
    California's economy has continued to expand at a moderate, sustainable pace, supported by gains in employment, a rebound in construction, and growth in the high-technology and entertainment sectors.

                                                           Continued on page two

[CREDIT QUALITY PIE CHART]

Portfolio Composition by Credit Quality
   as of October 31, 1997

AAA............     66.8%
AA.............      2.7%
A..............     18.1%
BBB............      6.4%
BB.............      1.7%
Non-Rated......      4.3%


TRUST STRATEGY

    In managing the Trust, we used the following strategies:
    We maintained a portfolio heavily weighted toward high-quality bonds. The high concentration in AAA-rated securities in the portfolio reflects the proliferation of insured bonds, which currently comprise well over half of new issues in the municipal bond market and more than 70 percent of new California securities. Bonds rated AAA are extremely liquid and carry minimal credit risk. When interest rates fall, as they did for most of the second half of the fiscal year, these bonds tend to outperform lower-rated securities. Bonds rated BBB, the lowest investment-grade credit rating assigned by the Standard & Poor's Ratings Group, tend to perform better when rates are rising, and have the potential to provide additional income.
    Portfolio turnover during the fiscal year was minimal due to a lack of opportunities in the market to add value to existing holdings. The average yield of bonds in the Trust's portfolio was higher than average market yields. Also, the supply of new issues was tight, especially during the first half of the period. The enactment of Proposition 218 in late 1996, which requires voter approval of most tax increases to fund bond issues, contributed to the lack of new supply.
    Narrow spreads between the yields of high-quality and low-quality bonds further limited trading opportunities. These spreads have compressed to historically tight levels due to the increasing number of insured bonds in the municipal market. For example, the BBB-rated portion of a new $1.5 billion San Joaquin Hills Transportation Corridor bond issue in September yielded only 20 basis points more than its AAA-rated insured portion. In this environment of narrow yield spreads, it was difficult to justify buying lower-rated securities and assuming additional credit risk.
    Trades that we initiated during the period focused on purchasing high-quality, long-term bonds in order to maintain the dividend-paying ability of the Trust and enhance its call protection. In other words, we hope to limit the number of bonds that could be "called" at any one time. Acquisitions included par bonds with relatively high yields as well as discount bonds, which have the potential to enhance the price appreciation of the Trust. The purchases included AAA-rated insured bonds that were part of the San Joaquin Hill transportation issue. Sales of bonds with relatively low yields, including pre-refunded securities, were used to finance these purchases.

                                                         Continued on page three

    When searching for new securities for the Trust's portfolio, we try to identify bonds that we believe will outperform within a particular sector and that can be purchased at an attractive price. We believe this "bottom-up" approach, supported by our research, provides significant added value to the portfolio. We hope to take advantage of opportunities to purchase more California bonds as issuance increases.
    During the second half of the fiscal year, the duration of the portfolio declined slightly due to the market rally, which caused some bonds to trade to their call dates rather than their maturity dates. Duration, which is expressed in years, is a measure of a portfolio's sensitivity to interest rate movements. Portfolios with long durations tend to perform better when interest rates are falling, while portfolios with short durations tend to do better when rates are rising. Although the relatively short duration of the Trust hindered performance during the second half of the period, its leveraged structure enhanced its gains. Leverage involves borrowing short-term securities in order to purchase long-term assets. It is most successful when short-term rates are well below long-term rates, which was the case during the second half of the period. It should be noted, however, that if short-term rates rise, borrowing costs would increase; this would negatively impact the income and performance of common shares.
    As of October 31, the duration of the Trust's bond portfolio stood at 6.95 years, compared to 7.34 years for the Lehman Brothers Municipal Bond Index. Because of the longer-term nature of the Trust, the calculation of this index's duration has been adjusted to eliminate bonds with maturities of five years or less. Looking ahead, we hope to extend the duration of the Trust by purchasing long-term zero coupon bonds as opportunities arise.

     Top Five Portfolio Industry Holdings by Sector as of October 31, 1997*

           Transportation..........................       18.3%
           Retail Electric/Gas/Telephone...........       16.2%
           Health Care.............................       12.7%
           Public Education........................        8.6%
           Public Building.........................        7.8%

           *As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY
    For the one-year period ended October 31, 1997, the Van Kampen American Capital Trust for Investment Grade California Municipals generated a total return at market price of 12.96 percent(1). The Trust offered a tax-exempt distribution rate of 5.91 percent(3), based on the closing common stock price on October 31, 1997. At the end of the reporting period, the closing share price of the Trust traded at $16.75, a 2.39 percent discount to its net asset value of $17.16. Because income from the Trust is exempt from federal and California income taxes, this distribution rate represents a yield equivalent to a taxable investment earning 10.19 percent(4) (for investors in the combined federal and state income tax bracket of 42 percent).
    As a result of the Trust's improved earnings, the Board of Trustees approved a slight increase in its monthly dividend from $0.0800 to $0.0825 per common share, paid December 31, 1996. The Trust also declared a capital gains distribution of $0.2001 per share paid December 31, 1996, as a result of the sale of some assets that had appreciated in value.

                                                          Continued on page four

                       [DISTRIBUTION HISTORY BAR CHART]

TWELVE-MONTH DISTRIBUTION HISTORY
FOR THE PERIOD ENDED OCTOBER 31, 1997

                       Nov      Dec      Jan      Feb      Mar      Apr      May      Jun      Jul      Aug      Sep      Oct
                      1996     1996     1997     1997     1997     1997     1997     1997     1997     1997     1997     1997
Dividends            $.0800   $.0825   $.0825   $.0825   $.0825   $.0825   $.0825   $.0825   $.0825   $.0825   $.0825   $.0825
Capital Gains                 $.2001


The distribution history represents past performance of the Trust and does not predict the Trust's future distributions.


OUTLOOK

    We expect the economy to remain strong in the coming months, although the growth rate might slow to a more moderate pace. The weakness in the Far East, which was the impetus for the recent volatility in world stock markets, will most likely reduce U.S. exports to the region. In turn, this could trim U.S. economic growth as well as the earnings of many U.S. companies. As a result, we believe there is little chance that the Fed will raise interest rates in the coming months. A rate hike reemerges as a possibility if inflation picks up, or if growth continues at its current brisk pace.
    As a result of this outlook, we expect that the yield on the 30-year Treasury bond will trade within a range of 5.75 percent and 6.50 percent for the next six months, possibly falling further in mid-1998. A decline in rates would not only boost the prices of long-term investments in the portfolio, but could also positively affect the Trust as a result of its leveraged structure. That structure, which involves borrowing short-term funds to purchase long-term municipal bonds, provides common shareholders with above-market levels of dividend income.
    We will continue to seek a balance between the Trust's total return and its dividend income, and to add value through our investment strategies and bond selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's portfolio manager.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.



[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1997

             VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE
                             CALIFORNIA MUNICIPALS
                           (NYSE TICKER SYMBOL--VIC)


COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1).............   12.96%
One-year total return based on NAV(2)......................    9.78%

DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3).................................................    5.91%
Taxable-equivalent distribution rate as a % of closing
  common stock price(4)....................................   10.19%

SHARE VALUATIONS

Net asset value............................................  $ 17.16
Closing common stock price.................................  $16.750
One-year high common stock price (10/03/97)................  $17.125
One-year low common stock price (04/30/97).................  $15.500
Preferred share rate(5)....................................   3.100%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 42% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  98.0%
          CALIFORNIA  90.9%
$ 1,000   Bakersfield, CA Ctfs Partn Convention Cent
          Expansion Proj (MBIA Insd).....................    5.875%   04/01/22  $  1,039,030
  1,000   Brea & Olinda, CA Unified Sch Dist Ctfs Partn
          Sr High Sch Pgm Ser A Rfdg (FSA Insd)..........    6.000    08/01/09     1,070,770
  1,000   California Edl Fac Auth Rev College
          Chiropractic Rfdg (a)..........................    5.600    11/01/17     1,000,000
  1,250   California Edl Fac Auth Rev Loyola Marymount
          Univ Ser B.....................................    6.550    10/01/12     1,354,787
  1,300   California Edl Fac Auth Rev Mills College......    6.875    09/01/22     1,421,524
  1,000   California Edl Fac Auth Rev Student Ln CA Ln
          Pgm Ser A (MBIA Insd)..........................    6.000    03/01/16     1,021,350
  1,000   California Edl Fac Auth Rev Univ of La Verne...    6.300    04/01/09     1,058,730
  1,100   California Hlth Fac Fin Auth Rev Hlth Fac Small
          Fac Ln Ser A...................................    6.700    03/01/11     1,191,058
  1,500   California Hlth Fac Fin Auth Rev Hlth Fac Small
          Fac Ln Ser A...................................    6.750    03/01/20     1,625,220
  2,500   California Hlth Fac Fin Auth Rev Insd Hlth Fac
          Valleycare Ser A...............................    6.125    05/01/12     2,613,575
  2,000   California Hlth Fac Fin Auth Rev Insd Hosp
          Marshall Hosp Ser A............................    6.500    11/01/12     2,162,520
  1,000   California Hlth Fac Fin Auth Rev Kaiser
          Permanente Ser A (FSA Insd)....................    5.550    08/15/25     1,000,960
  1,000   California Hsg Fin Agy Rev Home Mtg Ser B (MBIA
          Insd)..........................................    6.000    08/01/16     1,042,280
  1,000   California Hsg Fin Agy Rev Home Mtg Ser E
          (AMBAC Insd)...................................    6.100    08/01/29     1,041,650
  1,000   California Hsg Fin Agy Rev Home Mtg Ser N......    6.375    02/01/27     1,055,240
  1,000   California Hsg Fin Agy Rev Multi-Family Hsg III
          Ser A (MBIA Insd)..............................    5.850    08/01/17     1,023,070
  1,000   California Hsg Fin Agy Rev Multi-Family Hsg III
          Ser A (MBIA Insd)..............................    5.950    08/01/28     1,026,300
 10,000   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Southern CA Edison Co (AMBAC Insd).............    6.000    07/01/27    10,342,700
  2,000   California St (AMBAC Insd).....................    6.200    02/01/16     2,048,480
  2,000   California St Dept Tran Ctfs Partn East Bay St
          Bldg Ser A (Prerefunded @ 03/01/01)............    6.500    03/01/16     2,183,920
  2,000   California Statewide Cmntys Dev Corp Ctfs Partn
          Insd United Westn Med Cent (Prerefunded @
          12/01/01)......................................    6.750    12/01/21     2,229,220
    315   Centralia, CA Sch Dist Ctfs Partn Cap Apprec...        *    06/01/00       283,396
    260   Centralia, CA Sch Dist Ctfs Partn Cap Apprec...        *    06/01/01       223,353
    505   Centralia, CA Sch Dist Ctfs Partn Cap Apprec
          (Prerefunded @ 06/01/01).......................        *    06/01/02       416,191
    540   Centralia, CA Sch Dist Ctfs Partn Cap Apprec
          (Prerefunded @ 06/01/01).......................        *    06/01/03       415,244
    580   Centralia, CA Sch Dist Ctfs Partn Cap Apprec
          (Prerefunded @ 06/01/01).......................        *    06/01/04       415,547
    625   Centralia, CA Sch Dist Ctfs Partn Cap Apprec
          (Prerefunded @ 06/01/01).......................        *    06/01/05       417,613

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$   630   Centralia, CA Sch Dist Ctfs Partn Cap Apprec
          (Prerefunded @ 06/01/01).......................        *    06/01/06  $    391,640
    720   Centralia, CA Sch Dist Ctfs Partn Cap Apprec
          (Prerefunded @ 06/01/01).......................        *    06/01/07       417,218
  1,700   Chula Vista, CA Indl Dev Rev San Diego Gas &
          Elec Co Ser A (AMBAC Insd).....................    6.400%   12/01/27     1,829,642
  1,000   Contra Costa Cnty, CA Pub Fin Auth Tax Alloc
          Rev Ser A......................................    7.100    08/01/22     1,093,300
  1,245   Duarte, CA Multi-Family Rev Hsg Heritage Park
          Apts Ser A (FNMA Insd).........................    5.850    05/01/30     1,271,294
  1,000   Folsom, CA Spl Tax Cmnty Fac Dist No. 2 Rfdg
          (Connie Lee Insd)..............................    5.250    12/01/19       982,000
  3,000   Foothill/Eastern Tran Agy Conv Cap Apprec Sr
          Lien Ser A (b).................................  0/7.050    01/01/10     2,207,370
  7,455   Foothill/Eastern Tran Corridor Agy CA Toll Rd
          Rev Sr Lien Ser A..............................        *    01/01/23     1,800,979
  3,000   Foothill/Eastern Tran Corridor Agy CA Toll Rd
          Rev Sr Lien Ser A..............................        *    01/01/24       684,960
  2,655   Grand Terrace, CA Ctfs Partn Rfdg (MBIA
          Insd)..........................................    5.450    09/01/21     2,657,071
  2,000   Huntington Beach, CA Pub Fin Auth Rev
          Huntington Beach Redev Proj....................    7.000    08/01/10     2,064,220
  1,000   Long Beach, CA Harbor Rev Ser A (MBIA Insd)....    7.250    05/15/19     1,035,520
  1,000   Los Angeles Cnty, CA Tran Comm Sales Tax Rev
          Ser B Rfdg (MBIA Insd).........................    6.500    07/01/13     1,087,730
  2,000   Los Angeles, CA Dept Wtr & Pwr Elec Plt Rev
          Second Issue (Crossover Rfdg @ 09/15/00) (c)...    7.250    09/15/30     2,200,520
  2,500   Los Angeles, CA Multi-Family Rev Hsg Earthquake
          Rehab Proj Ser A (FNMA Insd)...................    5.700    12/01/27     2,620,800
  1,000   Mountain View, CA Cap Impts Fin Auth Rev City
          Hall/Cmnty Theatre (MBIA Insd).................    6.500    08/01/16     1,089,130
  1,930   Orange Cnty, CA Ctfs Partn Juvenile Justice
          Cent Fac Rfdg (AMBAC Insd).....................    6.375    06/01/11     2,103,874
  1,000   Pajaro Vly, CA Uni Sch Dist Ctfs Partn Sch Fac
          Brdg Fdg Pgm (FSA Insd)........................    5.850    09/01/32     1,040,660
    880   Paramount, CA Redev Agy Tax Alloc (MBIA
          Insd)..........................................    6.250    08/01/10       962,359
  2,500   Port Oakland, CA Port Rev Ser E (MBIA Insd)....    6.500    11/01/16     2,727,550
  2,000   Riverside Cnty, CA Brd Edl Ctfs Partn Fin Proj
          Ser A..........................................    6.650    11/01/17     2,143,600
  2,425   San Benito, CA Hosp Dist Hlth Fac Rev Ser A....    6.750    12/01/21     2,624,189
  1,730   San Bernadino, CA Muni Wtr Dept Ctfs Partn Swr
          (FGIC Insd)....................................    6.250    02/01/17     1,837,381
  1,000   San Bernardino Cnty, CA Ctfs Partn Med Cent Fin
          Proj (MBIA Insd)...............................    5.000    08/01/28       951,740
  5,000   San Diego, CA Indl Dev Rev San Diego Gas & Elec
          Ser A (AMBAC Insd).............................    6.100    09/01/19     5,334,200
  5,000   San Diego, CA Port Fac Rev Natl Steel &
          Shipbldg Co Rfdg...............................    6.600    12/01/02     5,247,500


                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 1,500   San Francisco, CA City & Cnty Arpt Comm Intl
          Arpt Rev Second Ser Issue 12A (FGIC Insd)......    5.800%   05/01/21  $  1,535,175
  3,565   San Francisco, CA City & Cnty Redev Agy Hotel
          Tax Rev (FSA Insd).............................    6.750    07/01/15     4,046,525
  3,500   San Joaquin Hills, CA Trns Toll Cap Apprec Ser
          A Rfdg (MBIA Insd).............................        *    01/15/29       650,685
  1,000   San Joaquin Hills, CA Trns Toll Ser A Rfdg
          (MBIA Insd)....................................    5.375    01/15/29       999,160
  1,000   San Joaquin Hills, CA Trns Toll Ser A Rfdg
          (MBIA Insd)....................................    5.250    01/15/30       984,640
  1,500   Santa Ana, CA Multi-Family Hsg Rev Villa Del
          Sol Apts Ser B (FNMA Insd).....................    5.650    11/01/21     1,567,905
  2,250   Santa Barbara, CA Ctfs Partn Harbor Proj
          Rfdg...........................................    6.750    10/01/27     2,446,717
  1,000   Santa Clara Cnty, CA Fin Auth Lease Rev VMC Fac
          Replacement Proj Ser A (Prerefunded @ 11/15/04)
          (AMBAC Insd)...................................    6.875    11/15/14     1,170,770
    835   Southern CA Home Fin Auth Single Family Mtg Rev
          Ser A (GNMA Insd)..............................    6.750    09/01/22       879,622
  1,000   Stockton, CA Hlth Fac Rev Saint Joseph Med Cent
          Ser A (MBIA Insd)..............................    5.625    06/01/13     1,031,040
  3,000   Upland, CA Ctfs Partn Wtr Sys Proj Rfdg (FGIC
          Insd)..........................................    6.600    08/01/16     3,298,770
  2,835   West Covina, CA Ctfs Partn Civic Cent Proj Rfdg
          (FSA Insd).....................................    5.500    09/01/14     2,906,187
  2,000   William S Hart CA Jt Sch Fin Auth Spl Tax Rev
          Cmnty Fac Rfdg (FSA Insd)......................    6.500    09/01/14     2,250,040
                                                                                ------------
                                                                                 112,897,411
                                                                                ------------
          GUAM 3.5%
  4,000   Guam Govt Ltd Oblig Hwy Ser A (FSA Insd).......    6.250    05/01/07     4,366,640
                                                                                ------------
          PUERTO RICO 3.6%
  1,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
          T (Prerefunded @ 07/01/02).....................    6.500    07/01/22     1,111,310
  2,000   Puerto Rico Comwlth Pub Impt (Prerefunded @
          07/01/02)......................................    6.800    07/01/21     2,247,840
  1,000   Puerto Rico Pub Bldgs Auth Rev Gtd Ser K
          (Prerefunded @ 07/01/02).......................    6.875    07/01/21     1,127,070
                                                                                ------------
                                                                                   4,486,220
                                                                                ------------


                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

                        Description                           Market Value
--------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  98.0%
  (Cost $113,089,047).......................................  $121,750,271
SHORT-TERM INVESTMENTS  1.4%
  (Cost $1,700,000).........................................     1,700,000
                                                              ------------
TOTAL INVESTMENTS 99.4%
  (Cost $114,789,047).......................................   123,450,271
OTHER ASSETS IN EXCESS OF LIABILITIES  0.6%.................       800,923
                                                              ------------
NET ASSETS  100.0%..........................................  $124,251,194
                                                              ============

*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Security is currently a zero coupon bond which will convert to a coupon paying bond at a predetermined date.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $114,789,047).......................  $123,450,271
Interest Receivable.........................................     2,016,827
Cash........................................................        84,015
Other.......................................................         1,613
                                                              ------------
      Total Assets..........................................   125,552,726
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       982,300
  Investment Advisory Fee...................................        68,295
  Income Distributions--Common and Preferred Shares.........        34,180
  Administrative Fee........................................        21,014
  Affiliates................................................        11,072
Accrued Expenses............................................       112,249
Trustees' Deferred Compensation and Retirement Plans........        72,422
                                                              ------------
      Total Liabilities.....................................     1,301,532
                                                              ------------
NET ASSETS..................................................  $124,251,194
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 900 issued with liquidation preference of $50,000
  per share)................................................  $ 45,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,619,242 shares issued and
  outstanding)..............................................        46,192
Paid in Surplus.............................................    67,813,169
Net Unrealized Appreciation.................................     8,661,224
Accumulated Net Realized Gain...............................     1,491,617
Accumulated Undistributed Net Investment Income.............     1,238,992
                                                              ------------
      Net Assets Applicable to Common Shares................    79,251,194
                                                              ------------
NET ASSETS..................................................  $124,251,194
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($79,251,194 divided
  by 4,619,242 shares outstanding)..........................  $      17.16
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $7,190,672
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     792,956
Administrative Fee..........................................     243,987
Preferred Share Maintenance.................................     124,691
Trustees' Fees and Expenses.................................      27,780
Legal.......................................................       3,872
Custody.....................................................       2,132
Amortization of Organizational Costs........................       2,001
Other.......................................................     163,127
                                                              ----------
    Total Expenses..........................................   1,360,546
                                                              ----------
NET INVESTMENT INCOME.......................................  $5,830,126
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $1,491,617
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   6,286,473
  End of the Period.........................................   8,661,224
                                                              ----------
Net Unrealized Appreciation During the Period...............   2,374,751
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $3,866,368
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $9,696,494
                                                              ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                            Year Ended         Year Ended
                                                         October 31, 1997   October 31, 1996
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................   $  5,830,126       $  6,006,464
Net Realized Gain.......................................      1,491,617          1,231,942
Net Unrealized Appreciation During the Period...........      2,374,751            619,453
                                                           ------------       ------------
Change in Net Assets from Operations....................      9,696,494          7,857,859
                                                           ------------       ------------
Distributions from Net Investment Income:
  Common Shares.........................................     (4,561,267)        (4,420,235)
  Preferred Shares......................................     (1,261,119)        (1,507,837)
                                                           ------------       ------------
                                                             (5,822,386)        (5,928,072)
                                                           ------------       ------------
Distributions from Net Realized Gain:
  Common Shares.........................................       (924,173)          (407,627)
  Preferred Shares......................................       (307,769)          (178,664)
                                                           ------------       ------------
                                                             (1,231,942)          (586,291)
                                                           ------------       ------------
Total Distributions.....................................     (7,054,328)        (6,514,363)
                                                           ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....      2,642,166          1,343,496
NET ASSETS:
Beginning of the Period.................................    121,609,028        120,265,532
                                                           ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $1,238,992 and $1,231,252,
  respectively).........................................   $124,251,194       $121,609,028
                                                           ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                             March 27, 1992
                                                                                              (Commencement
                                                       Year Ended October 31                  of Investment
                                         -----------------------------------------------     Operations) to
                                            1997      1996      1995      1994      1993   October 31, 1992
-----------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of the Period (a)...........  $16.584   $16.294   $14.670   $17.644   $14.878       $14.704
                                         -------   -------   -------   -------   -------       -------
 Net Investment Income.................    1.262     1.300     1.296     1.282     1.281          .594
 Net Realized and Unrealized
   Gain/Loss...........................     .839      .400     1.648    (3.002)    2.851          .098
                                         -------   -------   -------   -------   -------       -------
Total from Investment Operations.......    2.101     1.700     2.944    (1.720)    4.132          .692
                                         -------   -------   -------   -------   -------       -------
Less:
 Distributions from Net Investment
   Income:
   Paid to Common Shareholders.........     .988      .957      .924      .924      .924          .385
   Common Share Equivalent of
     Distributions Paid to Preferred
     Shareholders......................     .273      .326      .396      .259      .258          .133
 Distributions from Net Realized Gain:
   Paid to Common Shareholders.........     .200      .088       -0-      .058      .136           -0-
   Common Share Equivalent of
     Distributions Paid to Preferred
     Shareholders......................     .067      .039       -0-      .013      .048           -0-
                                         -------   -------   -------   -------   -------       -------
Total Distributions....................    1.528     1.410     1.320     1.254     1.366          .518
                                         -------   -------   -------   -------   -------       -------
Net Asset Value, End of the Period.....  $17.157   $16.584   $16.294   $14.670   $17.644       $14.878
                                         =======   =======   =======   =======   =======       =======
Market Price Per Share at End of the
 Period................................  $16.750   $15.750   $14.750   $12.750   $16.375       $14.250
Total Investment Return at Market Price
 (b)...................................   12.96%    14.14%    23.60%   (16.67%)   23.01%        (2.50%)*
Total Return at Net Asset Value (c)....    9.78%     8.05%    17.86%   (11.63%)   26.44%         1.70%*
Net Assets at End of the Period (In
 millions).............................   $124.3    $121.6    $120.3    $112.8    $126.5        $113.7
Ratio of Expenses to Average Net Assets
 Applicable to Common Shares...........    1.77%     1.80%     1.83%     1.79%     1.73%         1.70%
Ratio of Expenses to Average Net
 Assets................................    1.12%     1.13%     1.12%     1.12%     1.09%         1.18%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares (d).....................    5.93%     5.97%     5.83%     6.31%     6.21%         5.18%
Portfolio Turnover.....................      23%       16%       13%       14%       27%           51%*

(a) Net Asset Value at March 27, 1992, is adjusted for common and preferred share offering costs of $.296 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

*  Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Trust for Investment Grade California Municipals (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL COSTS--The Trust reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with

                                October 31, 1997
--------------------------------------------------------------------------------

the Trust's organization in the amount of $25,000. These costs were amortized on a straight line basis over the 60 month period ending March 26, 1997.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At October 31, 1997, for federal income tax purposes cost of long- and short-term investments is $114,789,047, the aggregate gross unrealized appreciation is $8,661,224 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $8,661,224.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the year ended October 31, 1997, 99.9% of the income distributions made by the Trust were exempt from federal income taxes. Additionally, during the period, the Trust paid a 28% rate gain distribution of $1,200,953. In January, 1998, the Trust will provide tax information to shareholders for the 1997 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 1997, the Trust recognized expenses of approximately $2,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                                October 31, 1997
--------------------------------------------------------------------------------

    For the year ended October 31, 1997, the Trust recognized expenses of approximately $70,800 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustee's annual retainer fee, which is currently $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $27,878,073 and $29,911,250, respectively.

4. PREFERRED SHARES

The Trust has outstanding 900 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on October 31, 1997 was 3.100%. During the year ended October 31, 1997, the rates ranged from 3.090% to 3.789%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

5. CAPITAL GAIN DISTRIBUTION

On December 1, 1997, the Trust declared a capital gain of $0.2535 per common share, of which 94.9 percent is long-term and 5.1 percent is short-term, to common shareholders of record on December 15, 1997 which will be payable on December 31, 1997.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen American Capital Trust for Investment Grade California Municipals:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Trust for Investment Grade California Municipals (the "Trust"), including the portfolio of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Trust for Investment Grade California Municipals as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 4, 1997

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley funds.

  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997
    All rights reserved.

(SM) denotes a service mark of
   Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

    The Annual Meeting of Shareholders of the Trust was held on May 28, 1997, where shareholders voted on a new investment advisory agreement, the election of Trustees whose terms expired in 1997 and independent public accountants.

    1) With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 4,047,491 shares voted for the proposal, 52,510 shares voted against, 174,112 shares abstained and 0 shares represented broker non-votes.

    2) With regard to the election of Rod Dammeyer as elected trustee by the preferred shareholders of the Trust, 756 shares voted in his favor, 0 shares withheld.

    3) With regard to the election of Wayne W. Whalen as elected trustee by the common shareholders of the Trust, 4,211,081 shares voted in his favor, 62,276 shares withheld.

    4) With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for its current fiscal year, 4,189,418 shares voted for the proposal, 6,774 shares voted against, 77,921 shares abstained and 0 shares represented broker non-votes.